Lord Abbett Series Fund, Inc.

International Core Equity Portfolio

Supplement dated March 15, 2016 to the

Summary Prospectus dated May 1, 2015

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Didier O. Rosenfeld, Director	2016
Frederick J. Ruvkun, Partner and Portfolio Manager	2016

Please retain this document for your future reference.